Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Patni Computer Systems Limited (the “Company”) on Form 20-F for the period ended December 31, 2008  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeya Kumar, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2009

/s/ JEYA KUMAR
Jeya Kumar
Chief Executive Officer